CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" and "Auditors" and to the incorporation by reference of our report dated October 14, 1997, in this Registration Statement (Form N-1A No. 2-94983) of PaineWebber Growth Fund (a series of PaineWebber Olympus Fund).

                                             /s/ Ernst & Young LLP
                                             --------------------------------
                                             Ernst & Young LLP

New York, New York
November 21, 1997